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                                                                    Exhibit 10.5


                     THIRD AMENDMENT TO AMENDED AND RESTATED
                        FINANCING AND SECURITY AGREEMENT

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (herein called this "Amendment") is made as of May 31, 2000, by and among ALS Holdings, Inc., a Delaware corporation ("Holdings"), ALS Wisconsin Holdings, Inc., a Delaware corporation ("Wisconsin Holdings"), and Bank United, individually and as agent for itself and certain other lenders ("Agent").

                              W I T N E S S E T H:

         WHEREAS, Holdings, Wisconsin Holdings and Agent entered into that certain Amended and Restated Financing and Security Agreement dated as of February 12, 1999, as amended by that certain First Amendment to Amended and Restated Financing and Security Agreement dated as of October 29, 1999, that certain Suspension, Waiver and Modification Agreement dated as of March 28, 2000 and that certain Second Amendment to Amended and Restated Financing Security Agreement dated as of May 10, 2000 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purpose and consideration therein expressed, whereby Lenders (as defined in the Original Agreement) became obligated to make loans to Borrower (as defined in the Original Agreement) as therein provided; and

         WHEREAS, Holdings, Wisconsin Holdings and Agent desire to amend the Original Agreement for the purposes expressed herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

         Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2:

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                  "Amendment" means this Third Amendment to Amended and Restated
Financing and Security Agreement.

                  "Agreement" means the Original Agreement as amended hereby.


                                   ARTICLE II.

                        Amendments to Original Agreement

         Section 2.1 Amended Definitions. The following definition in Section
1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "Credit Facility Committed Amount" means (i) $80,000,000 from the date hereof through and including December 31, 2000, (ii) $77,000,000 for the period commencing January 1, 2001 through and including June 30, 2001 and
(iii) $74,000,000 for the period commencing July 1, 2001 through and including the Revolving Credit Termination Date.

         Section 2.2 New Definitions. The following definitions are hereby added to Section 1.1 of the Original Agreement:

                  "Amsouth Note" means that certain note made by Alterra in favor of Amsouth Bank dated February 12, 1998, in the original principal amount of $15,000,000.00.

                         Section 2.3 Construction of Tequesta Facilities.
Section 7.32 of the Original Agreement is replaced in its entirety by the following:

                  Section 7.32      Construction of Tequesta Facilities.

                  Immediately upon closing of the Equity Transaction, Borrower shall resume Normal Construction Activity on the Construction Facilities and the Tequesta Facilities, to the extent Borrower has not already done so. Borrower shall be entitled to additional advances of the Loan (in the form of Refinancing Proceeds or otherwise) to fund such Normal Construction Activity in an amount up to 80% of the costs of Normal Construction Activity with respect to each Construction Facility and each Tequesta Facility, subject to the limits of the Credit Facility Committed Amount. All advances of the Loan to fund such Normal Construction Activity shall be subject to the terms and conditions of the Financing Documents regarding the advance of Loan proceeds thereunder. Further, without intending to limit the foregoing, Borrower acknowledges that the Lenders will not make and Borrower may not request advances of Loan proceeds with respect to a Tequesta Facility if, as a result thereof, the aggregate of all Loan proceeds advanced with respect to the Tequesta Facility would exceed the Deed of Trust

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         Lien Amount for such Tequesta Facility (as opposed to the actual amount which is secured by the Deed of Trust upon such Tequesta Facility).

         Section 2.4 Interest on AmSouth Note. Paragraph 1 of the AmSouth Note is replaced in its entirety with the following:

                  Interest on portions of the outstanding Principal Sum shall accrue and be payable for periods commencing on the first day and ending on the last day of a calendar month (each a "Eurodollar Period") at a fixed rate equal to the sum of the Eurodollar Rate (as defined in the Financing Agreement), which rate shall be adjusted for any Federal Reserve Board reserve requirements imposed upon the Lender from time to time, plus three hundred fifty (350) basis points per annum for each Eurodollar Period commencing on or after June 1, 2000 through and including the Maturity Date, as such date may be extended as provided herein. Interest shall be computed for the actual number of days which have elapsed from the date of each advance of a portion of the Principal sum calculated on the basis of a 360-day year. No more than five (5) Eurodollar Periods may be in effect at any one time. The Eurodollar Rate determined pursuant hereto shall be in effect to the end of the applicable Eurodollar Period.



                                  ARTICLE III.

                         Representations and Warranties

         Section 3.1. Representations and Warranties of the Borrower. In order to induce Agent to enter into this Amendment, the Borrower represents and warrants to Agent and each Lender that:

         (a) Except with respect to (i) any mechanics, materialmen's and other similar liens, filed or inchoate, that may have attached to the Construction Projects or the Tequesta Projects as a result of construction activities, (ii) the matters described in Alterra's annual report on form 10-K filed with the Securities and Exchange Commission on March 30, 2000, in Alterra's quarterly report on Form 10Q filed with the Securities and Exchange Commission on May 5, 2000, and in the notebook entitled "Company Information" dated May 5, 2000 and provided to Agent (iii) the change of Borrower's principal place of business to 10000 Innovation Drive, Milwaukee, Wisconsin 53226, and (iv) the construction slowdown or work stoppage on the Construction Projects and the Tequesta Projects and the resulting increase in costs and deterioration of condition of such projects as partially constructed, the representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

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         (b) The Borrower is duly authorized to execute and deliver this
Amendment and is and will continue to be duly authorized to perform its obligations under the Agreement. The Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the Borrower hereunder.

         (c) The execution and delivery by the Borrower of this Amendment, the performance by the Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of the Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Borrower of this Amendment or to consummate the transactions contemplated hereby.

         (d) When duly executed and delivered, each of this Amendment and the Agreement will be a legal and binding obligation of the Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

         (e) The audited annual consolidated financial statements of the Borrower and Alterra dated as of December 31, 1999 and the unaudited quarterly consolidated financial statements of Alterra dated as of March 31, 2000 fairly present the consolidated financial position at such dates and the consolidated statement of operations and the changes in consolidated financial position for the period ending on such dates for the Borrower and Alterra. Copies of such financial statements have heretofore been delivered to each Lender. Since such dates, except as disclosed to Agent in writing, and except for matters referenced in subsection 3(a) above, no material adverse change has occurred in the financial condition or businesses or in the consolidated financial condition or businesses of the Borrower or Alterra.

                                   ARTICLE IV.

                                   Agreements

         Section 4.1 Indemnity/Release Provisions. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED WITHIN THE FINANCING DOCUMENTS, IT IS THE INTENTION OF THE BORROWER AND BORROWER AGREES THAT ANY AND ALL RELEASES AND INDEMNITIES MADE BY THE BORROWER UNDER THE FINANCING DOCUMENTS SHALL APPLY TO EACH RELEASED/INDEMNIFIED PARTY THEREUNDER WITH RESPECT TO MATTERS, CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT

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LIMITATION, REASONABLE ATTORNEY'S FEES) WHICH IN WHOLE OR IN PART ARE CAUSED BY
OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) RELEASED/INDEMNIFIED PARTY OR ANY STRICT LIABILITY. HOWEVER, SUCH RELEASE AND/OR INDEMNITY SHALL NOT APPLY TO ANY RELEASED/INDEMNIFIED PARTY TO THE EXTENT THE SUBJECT OF THE RELEASE/INDEMNITY IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH RELEASED/INDEMNIFIED PARTY.

         Section 4.2 Defaults.

                  (a) Borrower acknowledges that Agent in the past may have accepted, without exercising the remedies to which Agent was entitled, payments and performance by Borrower that constituted defaults under the Financing Documents. Borrower acknowledges that no such acceptance or grace granted by Agent in the past, or Agent's agreement to the modifications evidenced hereby, has in any manner diminished Agent's right in the future to insist that Borrower strictly comply with the terms of the Financing Documents, as modified by the terms hereof. Furthermore, Borrower specifically acknowledges that any future grace or forgiveness of default by Agent shall not constitute a waiver or diminishment of any right of Agent with respect to any future default of Borrower, whether or not similar to any default with respect to which Agent has in the past chosen, or may in the future choose, not to exercise all of the rights and remedies granted to it under the Financing Documents.

                  (b) Borrower acknowledges that the execution of this Amendment by Agent is not intended nor shall it be construed as (i) an actual or implied waiver of any subsequent default under the Financing Documents, or (ii) an actual or implied waiver of any condition or obligation imposed upon Borrower pursuant to the Financing Documents, except to the extent expressly set forth herein. Agent acknowledges that upon execution of this Amendment, Borrower is not in default under the Financing Documents.

         Section 4.3 Release. Borrower and Alterra hereby release, remise, acquit and forever discharge Agent and the Lenders, together with their employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to the Financing Documents, or any of the transactions associated therewith, including specifically but not limited to claims of usury.

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                                   ARTICLE V.

                           Conditions of Effectiveness

         Section 5.1 Effective Date. This Amendment shall become effective when, and only when, the following conditions have been satisfied:

         (a) Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by Borrower and Alterra.

         (b) Agent shall have received, at Agent's office, an opinion of counsel to Borrower and Alterra in form and content acceptable to Agent stating that this Amendment and the Fourth Amendment to Guaranty of Payment Agreement dated of even date herewith are valid and binding upon Borrower and Alterra and enforceable in accordance with their terms.

         (c) Intentionally Omitted.

         (d) Intentionally Omitted.

         (e) Intentionally Omitted.

         (f) Intentionally Omitted.

         (g) Intentionally Omitted.

         (h) Borrower shall have paid, or cause to be paid, all costs and expenses incident to the preparation hereof, the cost of defense of lawsuits filed in connection with the nonpayment of construction costs, and the consummation of the transactions specified herein, including without limitation title insurance charges, recording fees and fees and expenses of legal counsel and consultants to Agent and the Lenders.

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                                   ARTICLE VI.

                                  Miscellaneous

         Section 6.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Original Agreement in any Financing Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders or Agent under the Original Agreement or any other Financing Document nor constitute a waiver of any provision of the Original Agreement or any other Financing Document.

         Section 6.2. Survival of Agreements. All representations, warranties, covenants and agreements of the Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full.

         Section 6.3. Financing Documents. This Amendment is a Financing Document, and all provisions in the Agreement pertaining to Financing Documents apply hereto.

         Section 6.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 6.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

         Section 6.6 Notice and Agreement. Borrower, Alterra and Agent hereby take notice of and agree to the following:

         A. PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY'S AUTHORIZED REPRESENTATIVE.

         B. PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE FINANCING DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE FINANCING DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

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         C. THE FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE
PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

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         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                             ALS HOLDINGS, INC.



                             By:           /s/ Mark W. Ohlendorf
                                ---------------------------------------
                                Name:      Mark W. Ohlendorf
                                     ----------------------------------
                                Title:     Vice President
                                      ---------------------------------


                             ALS WISCONSIN HOLDINGS, INC.



                             By:           /s/ Mark W. Ohlendorf
                                ---------------------------------------
                                Name:      Mark W. Ohlendorf
                                     ----------------------------------
                                Title:     Vice President
                                      ---------------------------------


                             BANK UNITED, AS AGENT



                             By:           /s/ Casey Moore
                                ---------------------------------------
                                Name:      Casey Moore
                                     ----------------------------------
                                Title:     Vice President
                                      ---------------------------------


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                        CONSENT AND AGREEMENT OF ALTERRA

         Alterra Healthcare Corporation, a Delaware corporation, for good and valuable consideration the receipt of which is hereby acknowledged, joins in this Amendment for the purpose of agreeing to Sections 4.3 and 6.6 hereof, consents to the provisions of this Amendment and the transactions contemplated herein, and ratifies and confirms the Guaranty of Payment Agreement, dated as of September 12, 1998, as amended by that certain First Amendment to Guaranty of Payment Agreement dated October 29, 1999, that certain Suspension, Waiver and Modification Agreement dated as of March 28, 2000, that certain Third Amendment to Guaranty of Payment Agreement dated May 10, 2000, and that certain Fourth Amendment to Guaranty of Payment Agreement of even date herewith made by it for the benefit of Agent and the Lenders, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                 ALTERRA HEALTHCARE CORPORATION



                                 By:             /s/ Mark W. Ohlendorf
                                    -----------------------------------
                                    Name:        Mark W. Ohlendorf
                                         ------------------------------
                                    Title:       Senior Vice President
                                          -----------------------------

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                          CONSENT OF FIRSTAR BANK, N.A.

         Firstar Bank, N.A., a Lender under the Agreement and a party to the Agency Agreement, for good and valuable consideration the receipt of which is hereby acknowledged, hereby consents to the provisions of this Amendment and the transactions contemplated herein and agrees that its obligations under the Agency Agreement are in full force and effect.


                                 FIRSTAR BANK, N.A.



                                 By:           /s/ Dale Welke
                                    -----------------------------------
                                    Name:      Dale Welke
                                         ------------------------------
                                    Title:     Vice President
                                          -----------------------------

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                             CONSENT OF AMSOUTH BANK

         Amsouth Bank, a Lender under the Agreement and a party to the Agency Agreement, for good and valuable consideration the receipt of which is hereby acknowledged, hereby consents to the provisions of this Amendment and the transactions contemplated herein and agrees that its obligations under the Agency Agreement are in full force and effect.

                                  AMSOUTH BANK



                                  By:           /s/ Carl M. Ferris
                                     ----------------------------------
                                     Name:      Carl M. Ferris
                                          -----------------------------
                                     Title:     Vice President
                                           ----------------------------




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